THE MANAGERS FUNDS


		MANAGERS TRUST II

	MANAGERS SHORT DURATION GOVERNMENT FUND
	MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND
	MANAGERS TOTAL RETURN BOND FUND


	STATEMENT OF ADDITIONAL INFORMATION

		DATED AUGUST 1, 2003
	As Supplemented December 15, 2003


You can obtain a free copy of the Prospectus of any of these Funds by calling The Managers Funds LLC at (800) 835-3879. The Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds.
It should be read in conjunction with each Fund's
Prospectus.

The Financial Statements of the Funds, including the Report of Independent Accountants, for the fiscal year ended March 31, 2003 included in the Funds'
Annual Report for the fiscal year ended March 31, 2003 are incorporated into this Statement of Additional
Information by reference. The Annual Report is available without charge by calling The Managers Funds
LLC at (800) 835-3879.

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		TABLE OF CONTENTS
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GENERAL INFORMATION						3

INVESTMENT OBJECTIVES AND POLICIES				3

HEDGING AND OTHER STRATEGIES USING DERIVATIVE CONTRACTS		7

INVESTMENT RESTRICTIONS						10

TRUSTEES AND OFFICERS						14

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES		17

MANAGEMENT OF THE FUNDS						18

FUND CHARGES AND EXPENSES					21

BROKERAGE ALLOCATION AND OTHER PRACTICES			22

PURCHASE, REDEMPTION AND PRICING OF SHARES			23

CERTAIN TAX MATTERS						25

PERFORMANCE DATA						29

ADDITIONAL INFORMATION FOR INSTITUTIONAL INVESTORS		34

FINANCIAL STATEMENTS						34

DESCRIPTION OF BOND RATINGS					35

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		GENERAL INFORMATION
		-------------------

This Statement of Additional Information relates to Managers Short Duration Government Fund (the "Short
Fund"), Managers Intermediate Duration Government Fund
(the "Intermediate Fund"), and Total Return Bond Fund
(the "Total Return Fund") (each a "Fund" and collectively the "Funds"). Each Fund is a series of Managers Trust II (the "Trust"), an open-end, diversified management investment company offering redeemable shares of beneficial interest. The Trust was organized on October 3, 1991. This Statement of
Additional Information describes the financial history, management and operation of each Fund, as well as each Fund's investment objectives and policies. It should be read in conjunction with the Funds' current Prospectus.
The executive office of the Trust is located at 40
Richards Avenue, Norwalk, CT 06854.


Investments in the Funds are not:

*	Deposits or obligations of any bank;
*	Guaranteed or endorsed by any bank; or
*	Federally insured by the Federal Deposit
	Insurance Corporation, the Federal Reserve
	Board or any other federal agency.

		INVESTMENT OBJECTIVE
		--------------------

The following is additional information regarding the investment objective of Total Return Fund as stated in its current Prospectus. Terms used herein have the same meanings as in the Prospectus.

Managers Total Return Bond Fund. The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). The Fund may not change this policy without providing shareholders at least 60 days' prior written notice.

	INVESTMENT TECHNIQUES AND ASSOCIATED RISKS
	------------------------------------------

SHORT FUND AND INTERMEDIATE FUNDS
=================================

The following are descriptions of types of securities that may be purchased and investment techniques that may be employed by the Short Fund and the Intermediate Fund.

(1)	Repurchase Agreements. A repurchase
agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the present intention of the Funds to enter into repurchase agreements only with commercial banks and registered broker-dealers, and only with respect to obligations of the U.S.
Government or its agencies or instrumentalities.
Repurchase agreements may also be viewed as loans made by the Funds which are collateralized by the securities subject to repurchase. The Investment Manager and Smith
Breeden Associates, Inc., each Fund's sub-advisor
(referred to in this discussion relating to the Short
Fund and the Intermediate Fund as the "Sub-Advisor") will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale (including accrued interest) are less than the resale price provided in the agreement
(including interest). In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

(2)	Forward Commitments. Each Fund may enter
into contracts to purchase securities for a fixed price at a future date beyond customary settlement time
("forward commitments," "when issued" and "delayed delivery" securities) if the Fund holds until the settlement date, in a segregated account, cash or liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in a loss to the

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Fund of an advantageous return or price.
Although a Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Investment
Manager and the Sub-Advisor deem it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

(3)	Securities Lending. Each Fund may lend its
portfolio securities in order to realize additional income. This lending is subject to each Fund's investment policies and restrictions. Any loan of portfolio securities must be secured by collateral that is equal to or greater than the value of the loan. If a borrower defaults, the Fund may use the collateral to satisfy the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on such investments.

(4)	Borrowing. Each Fund may borrow from banks
and enter into reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of the Fund's total assets (computed at the time the loan is made) in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. The Fund may pledge up to 33
1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below
300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur borrowing costs when it leverages, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the income and appreciation on assets acquired with borrowed funds exceed their borrowing cost, the Fund's investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease.
In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This speculative characteristic is known as "leverage."

(5)	Reverse Repurchase Agreements and Dollar
Roll Agreements. Each Fund may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date.
During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase
(often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account with its custodian in which it will maintain cash, or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether or not to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund.

(6)	Synthetic Derivative Securities. Synthetic
derivative securities are synthetic securities created out of other securities or derivatives. The most common of these is a collateralized mortgage obligation which is described more fully below. They also include custodial receipts which are collections of existing securities structured to emulate the cash flows of a third. For example, in one form of custodial receipt, a pool of specified securities, representing a particular market sector, will be sold into a trust. The trust will serve as a pass-through vehicle, packaging the securities and passing on the cash flows of the securities in the form of monthly distributions to the investors in the trust. The investors are thereby enabled an opportunity to capture a return similar to that of the market sector represented by the securities held in the trust.

(7)	Collateralized Mortgage Obligations
("CMOs"). A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and

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principal payments is secured by the underlying
portfolio of mortgages or mortgage-backed securities.
CMOs are issued with a number of classes or series, which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof.
Payments of interest or principal on some classes or series of CMOs may be subject to contingencies, or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pools are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of a CMO held by the Funds would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.
Another type of CMO is a real estate mortgage investment conduit ("REMIC") which qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

CMOs also include securities representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer ("Residuals").
Residuals have value only to the extent that income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer's debt obligations represented by all other outstanding classes or series of the CMOs. In addition, if a CMO bears interest at an adjustable-rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based. As a non-fundamental policy
(meaning it can be changed without the vote of the shareholders), the Short Fund and the Intermediate Fund will not invest in Residuals.

In reliance on an interpretation by the
Securities and Exchange Commission ("SEC"), the Funds' investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act of 1940's, as amended (the "1940 Act") limitations on acquiring interests in other investment companies. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for the purposes of each Fund's investment policies and limitations.

(8)	Stripped Securities ("STRIPS"). STRIPS are
usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets
("interest-only" or IO" class), while the other class will receive all of the principal ("principal -only" or "PO" class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs.

Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor's Corporation ("S&P") or
Moody's Investors Service, Inc. ("Moody's"), respectively. These risks (and potential benefits) will be managed by investing in a variety of such securities and by using certain hedging techniques, as described in "Derivatives Risk" in the Prospectus. In addition, the secondary market for STRIPS may be less liquid than that for other mortgage-backed or asset-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

The Funds expect that interest-only STRIPS will be purchased for their hedging characteristics. Because of their structure, interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates.
For example, with increases in interest rates, these securities will typically increase rather than decrease in value. As a result, since they move differently to changes in interest rates than the typical investments held by a Fund, interest-only STRIPS can be used as hedging instruments to reduce the variance of a Fund's net asset value from its targeted option-adjusted duration. There can be no assurance that the use of interest-only STRIPS will be effective as a hedging technique, in which event, a Fund's overall performance may be less than if the Fund had not purchased the STRIPS. STRIPS will not constitute more than 5% of a Fund's net assets.

The determination of whether certain IO and PO
STRIPS issued by the U.S. Government and backed by fixed-rate mortgages are liquid shall be made by the Trustees in accordance with applicable pronouncements of the

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Securities and Exchange Commission.  At present
all other IO and PO STRIPS are treated as illiquid securities for the purposes of the 15% limitation on illiquid securities as a percentage of a Fund's net assets.

In addition to STRIPS issued by the U.S.
Government, its agencies or instrumentalities, the Funds may purchase STRIPS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these entities. However, the Short Fund and the Intermediate
Fund will purchase only STRIPS that are collateralized by mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Under no circumstances will the Short Fund or the Intermediate Fund purchase STRIPS if such purchase would cause STRIPS to exceed 5% of the assets of the Fund.

(9)	Zero Coupon Securities. "Zero coupon"
securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute income from zero coupon securities on a current basis, even though it does not receive the income currently.
Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

(10)	Hedging and Other Strategies Using
Derivative Contracts.

Futures Contracts and Related Options. As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the seller in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date, if the market price is lower (or higher, as the case may be). A futures contract sale creates an obligation by a Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). The potential losses from investment in futures contracts is unlimited. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and short position if the option is a put).

Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date.
If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client, but rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Funds may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash, U.S. Government securities or other liquid high-grade debt securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, Eurodollar instruments,
U.S. Treasury Notes and GNMA Certificates.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Funds would continue to be required to make

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daily cash payments of variation
margin on open futures positions. In such situations, if the Funds have insufficient cash, it may be disadvantageous to do so. In addition, the Funds may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. An inability to close out options and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its portfolio.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options, a Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of a Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of a Fund to hedge successfully will depend on the Sub-Advisor's ability to forecast pertinent market movements, which cannot be assured.

At times, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged, depending on the relationship the Sub-Advisor expects to exist between the volatility of the prices of such securities and the volatility of the futures contracts. If the actual price movements of the securities and futures are inconsistent with the Sub-Advisor's expectations, the hedge may not be effective.

A Fund will not maintain open short positions in interest rate futures contracts if in the aggregate the value of the open positions (marked to market) exceeds the current market value of its fixed-income securities portfolio plus or minus the unrealized gain or loss on these open positions, adjusted for the expected volatility relationship between the portfolio and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, a Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

In accordance with regulations established by the Commodity Futures Trading Commission, each Fund's aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts. In addition to margin deposits, when a Fund purchases the future contract, it is required to maintain at all times cash or other liquid securities in a segregated account with its custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value of the futures contract. Each Fund's ability to engage in options and futures transactions and to sell related securities might also be limited by tax considerations and by certain regulatory requirements.
See Taxes in this Statement of Additional Information.

Finally, the daily deposit requirements in futures contracts create a greater ongoing potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions may reduce net asset value. Income earned by a Fund from its hedging activities generally will be treated as capital gains.

Swaps, Caps, Floors and Collars.  Swap
agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.
Depending on their nature, swap agreements may increase or decrease exposure to interest rates, mortgage securities, or other factors such as stock or bond indices. The Funds will enter into swaps only on a net basis, i.e., where the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.
Payments under a swap contract may be made at the conclusion of the contract or periodically during its term.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive

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payments of interest on a
notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount, but gives up the benefits of an interest rate decline below the minimum amount.

There can be no assurance that a Fund will be able to enter into swaps, caps, floors or collars on favorable terms. Furthermore, there can be no assurance that the Funds will be able to terminate a swap or sell or offset caps, floors or collars notwithstanding any terms in the agreements providing for such termination.

The Funds will not treat swaps, caps, floors and collars as being subject to its borrowing restrictions.
The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act.

If there is default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.
There is no assurance that swap, cap, floor or collar counterparties will be able to meet their obligations pursuant to their contracts, or that, in the event of default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to swaps, caps, floors or collars.

The swap, cap, floor and collar market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, this market has become relatively liquid, although each Fund will still treat these instruments as illiquid investments subject to its 15% of net asset limitation on illiquid securities.

Each Fund will not write any caps, floors and collars, and will not enter into any swap, cap, floor or collar transaction unless the unsecured commercial paper, unsecured senior debt or the claims paying ability of the other party is rated either AA or A- I or better by S&P or Aa or P- I or better by Moody's at the time of entering into such transaction.

Options. A put option gives the purchaser of the option the right to sell and the writer the obligation, if the purchaser exercises his right, to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer the obligation, if the purchaser exercises his right, to sell the underlying security at the exercise price during the option period. Listed options are issued by the Options
Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

The purchaser of an option risks losing his entire investment in a short period of time. If an option is not sold while it has remaining value, or if during the life of an option the underlying interest does not appreciate, in the case of a call option, or depreciate, in the case of a put option, the purchaser of such option may lose his entire investment. On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying interest directly without purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option, such a potential purchaser might have less of a loss. An option purchaser does not have the choice of "waiting out" an unexpected decrease or increase in the underlying instrument's price beyond the expiration date of the option. The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment.
Further, except where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable the market price of the underlying interest must exceed or, as applicable, be below the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise.

A Fund's ability to close out its position as a purchaser of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume;
or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with a Fund.
With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC Options and their underlying securities are generally treated as illiquid. The
Funds will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York.
The Investment Manager and the Sub-Advisors monitor the creditworthiness of dealers with whom a Fund enters into OTC options transactions under the general supervision of the Funds' Trustees.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

		TOTAL RETURN FUND
		=================

The following are descriptions of types of securities that may be purchased and investment techniques that may be employed by Total Return Fund.

(1)	Asset-Backed Securities.    These securities
directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of to the security interest in the collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.
In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

(2)	Cash Equivalents.  Cash equivalents include,
but are not limited to, certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.

Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are "accepted" by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issued against money deposited into a bank
(including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.


Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Investment Manager. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will the Fund enter into repurchase agreements for more than seven (7) days.

Repurchase agreements could have certain risks that may adversely affect the Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by the Fund may be delayed or limited.

(3)	Reverse Repurchase Agreements.   In a reverse
repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement.
For the purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage which may cause any gains or losses for the Fund to become magnified.

The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. The Fund will establish and maintain a segregated account with the custodian that contains cash or other liquid assets in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

(4)	Eurodollar Bonds.   Eurodollar bonds are bonds
issued outside the U.S. which are denominated in U.S.
dollars.

European Currency Unit Bonds. The Fund may invest in European Currency Unit Bonds. European Currency Unit
Bonds are bonds denominated in European Currency Units
("ECU"s). An ECU is a basket of European currencies which contains the currencies of ten members of the European Community. It is used by members of the European Community to determine their official claims and debts. The ECU may fluctuate in relation to the daily exchange rates of its member's currencies.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon price and date. The contract is usually between a bank and its customers. The contract may be denominated in U.S. dollars or may be referred to as a "cross-currency" contract. A cross-currency contract is a contract which is denominated in another currency other than in U.S. dollars.

When the Fund enteres into a forward currency contract, it will segregate cash or other liquid assets with its custodian in an amount not less than the value of a Fund's total assets committed to these contracts.
Generally, the Fund will not enter into contracts that are greater than ninety (90) days.

Forward foreign currency contracts have additional risks. It may be difficult to determine the market movements of the currency. The value of the Fund's assets may be adversely affected by changes in foreign currency exchange rates and regulations and controls on currency exchange. Therefore, the Fund may incur costs in converting foreign currency.

If the Fund engages in an offsetting transaction, the Fund will experience a gain or a loss determined by the movement in the contract prices. An "offsetting transaction" is one where the Fund enters into a transaction with the bank upon maturity of the original contract. The Fund must sell or purchase on the same maturity date as the original contract the same amount of foreign currency as the original contract.

(5)	Futures Contracts.  The Fund may, but is not
required to, buy and sell futures contracts to protect the value of the Fund's portfolio against changes in the prices of the securities in which it invests. When the Fund buys or sells a futures contact, the Fund must segregate cash or other liquid assets equivalent to its obligation with resepct to the contract.

There are additional risks associated with futures contracts. It may be impossible to determine the future price of the securities, and securities may not be marketable enough to close out the contract when the Fund desires to do so.

Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts. An interest rate futures contract is an agreement for the Fund to buy or sell fixed-income securities at a mutually agreed upon date and price. Interest rate futures contracts are often used to hedge against anticipated changes in the level of interest rates. When the Fund enters into this type of contract, the Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract.
The rest of the payment is made when the contract expires.

(6)	Illiquid Securities, Private Placements and
Certain Unregistered Securities. The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire illiquid holdings if, as a result, more than 15% of the Fund's net assets would be in illiquid investments.
Subject to this limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended
(the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered
"illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in the Fund's portfolio. The price the Fund may pay for illiquid securities or receive upon resale may be lower than the price paid or received for similar securities with a more liquid market.

The Fund may purchase Rule 144A securities eligible for sale without registration under the 1933 Act. These securities may be determined to be illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The
Trustees will monitor compliance with these guidelines on a periodic basis.

Investors should be aware that the Fund may be subject to a risk if the Fund should decide to sell these securities when a buyer is not readily available and at a price which the Fund believes represents the security's value. In the case where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Therefore, a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than was available when it had first decided to sell the security.

(7)	Inverse Floating Obligations.  The Fund may
invest up to 25% of its total assets in inverse floating obligations. Inverse floating obligations, also referred to as residual interest bonds, are variable rate securities which have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

There are additional risks associated with these obligations. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Fund may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

(8)	Investment Company Securities.  The Fund may
purchase shares of other investment companies to the extent permitted by the 1940 Act.

(9)	Mortgage-Related Securities. Mortgage-related
securities, also known as "pass-throughs," are certificates that are issued by governmental, government-related or private organizations. They are backed by pools of mortgage loans and provide investors with monthly payments.

There are additional risks associated with mortgage-related securities such as prepayment risk.
Pools that are created by non-government issuers generally have a higher rate of interest than those pools that are issued by the government. This is because there is no guarantee of payment associated with non-government issuers. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages of the pools. The following are types of mortgage-related securities.

Collateralized Mortgage Obligations.
Collateralized Mortgage Obligations ("CMOs") are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, the Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests.

Some mortgage-related securities have "Interest
Only" or "IOs" where the interest goes to one class of holders and "Principal Only" or "POs" where the principal goes to a second class of holders. In general, the Fund treats IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S.
government.

GNMA Mortgage Pass-Through Certificates.  GNMA
Mortgage Pass-Through Certificates ("Ginnie Maes") are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home
Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer.
Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificate.
FNMA Mortgage Pass-Through Certificates ("Fannie Maes") are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed by the full faith and credit of the United States.

(10)	Municipal Bonds.  The Fund may invest in three
types of municipal bonds: general obligation bonds, revenue bonds and industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects.
Revenue bonds are bonds that receive net revenues from a particular facility or other specific source.
Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

(11)	Obligations of Domestic and Foreign Banks.
Banks are subject to extensive governmental regulations.
These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments.
The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry.
Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

(12)	Option Contracts.

Dealer Options.    Dealer Options are also known as
Over-the-Counter options ("OTC"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated.
The bank's creditworthiness and financial strength are judged by the Fund's sub-advisor and must be determined to be as good as the creditworthiness and strength of the banks to whom the Fund lends its portfolio securities.

Puts and Calls. The Fund may buy puts and calls on individual bonds and on interest rate futures contracts.
The Fund's purpose in buying these puts and calls is to protect itself against an adverse affect in changes of the general level of market prices in which the Fund operates. A put option gives the buyer the right upon payment to deliver a security or contract at an agreed upon date and price. A call option gives the buyer the right upon payment to ask the seller of the option to deliver the security or contract at an agreed upon date and price.

(13)	Securities Lending.  The Fund may make secured
loans of its securities amounting to not more than 331/3% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent.

The Fund retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

(14)	Short Sales.  The Fund enters into a short
sale when it sells a security that it does not own. A broker retains the proceeds of the sales until the Fund replaces the sold security. The Fund arranges with the broker to borrow the security. The Fund must replace the security at its market price at the time of the replacement. As a result, the Fund may have to pay a premium to borrow the security and the Fund may, but will not necessarily, receive any interest on the proceeds of the sale. The Fund must pay to the broker any dividends or interest payable on the security until the security is replaced. Collateral, consisting of cash, or marketable securities, is used to secure the Fund's obligation to replace the security. The collateral is deposited with the broker. If the price of the security sold increases between the time of the sale and the time the Fund replaces the security, the Fund will incur a loss. If the price declines during that period, the Fund will realize a capital gain. The capital gain will be decreased by the amount of transaction costs and any premiums, dividends or interest the Fund will have to pay in connection with the short sale. The loss will be increased by the amount of transaction costs and any premiums, dividends or interest the Fund will have to pay in connection with the short sale. For tax planning reasons, the Fund may also engage in short sales with respect to a security that the Fund currently holds or has a right to acquire, commonly referred to as a "short against the box."

(15) U.S. Treasury Securities.   The Fund may
invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S.
Government.

Additional U.S. Government Securities. The Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government.
These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government
National Mortgage Association, the Farmers Home
Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal
Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S.
Government to purchase the agency's obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

(16)	Variable Rate Securities.    The Fund may
invest in variable rate securities. Variable rate securities are debt securities which do not have a fixed coupon rate. The amount of interest to be paid to the holder is typically contingent on another rate
("contingent security") such as the yield on 90-day
Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

(17)	When-Issued Securities.  The Fund may purchase
securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to the Fund until a settlement takes place. At the time the Fund makes a commitment to purchase securities on a when-issued basis, the Fund will record the transaction, reflect the daily value of the securities when determining the net asset value of the Fund, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of the purchase price.

The Fund will maintain a segregated account with the custodian that will include cash or other liquid assets in an amount which is at least equal to its commitments with respect to a security purchased on a when-issued basis. On the delivery dates of the transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation.
Furthermore, the Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow the Fund to hedge against unanticipated changes in interest rates.

		INVESTMENT RESTRICTIONS
		-----------------------

Investment Restrictions of Managers Short Duration
Government Fund and Managers Intermediate
Duration Government Fund

The following restrictions (except as noted) have been adopted as fundamental policies for each Fund, which means that they may not be changed without the approval of a majority of the outstanding shares of each of the Short Fund and Intermediate Fund as the case may be (as defined in the 1940 Act). Each Fund may not (except that none of the following investment restrictions shall prevent such Funds from investing all of their assets (other than assets which are not "investment securities" as defined in the 1940 Act) in an open-end investment company with substantially the same investment objectives):

1.	Issue senior securities, borrow money or
pledge its assets, except that a Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities, and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when issued" or "delayed delivery" basis, the purchase and sale of futures contracts, the entry into reverse repurchase agreements and dollar roll transactions, short sales, interest rate swaps, mortgage swaps, over-the-counter options, and collateral arrangements with respect thereto are not deemed to be a pledge of assets and none of such transactions or arrangements nor obligations of the Funds to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

2.	Act as underwriter except to the extent
that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

3.	Purchase any security (other than
obligations of the U.S. Government, its
agencies and instrumentalities) if as a
result: (i) with respect to 75% of its total assets more than 5% of the Short
Fund's or the Intermediate Fund's total
assets (determined at the time of
investment) would then be invested in
securities of a single issuer, or (ii) 25% or more of a Fund's total assets
(determined at the time of investment)
would be invested in one or more issuers having their principal business activities in the same industry.

4.	Purchase the securities of any issuer which
would result in owning more than 10% of any class of the outstanding voting securities of such issuer.

5.	Purchase any security, other than
mortgage-backed securities, or obligations of the U.S. Government, its agencies or instrumentalities, if as a result a Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation; except for investments in regulated investment companies with the same objective.

6.	Acquire, lease or hold real estate. (Does
not preclude investments in securities
collateralized by real estate or interests therein.)

7.	Purchase or sell commodities or commodity
contracts except for hedging purposes.

8.	Invest in interests in oil, gas or other
mineral exploration or development program.

9.	Invest in companies for the purpose of
exercising control or management.

10.	Purchase securities of other investment
companies, except to the extent permitted by the 1940 Act.

11.	Make loans of money or property to any
person, except through loans of portfolio securities to qualified institutions, the purchase of debt obligations in which a Fund may invest consistently with its investment objectives and policies and investment limitations or the investment in repurchase agreements with qualified institutions. A
Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of a Fund's respective total assets (including such loans).

12.	Purchase securities on margin (though a Fund
may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

13.	Make short sales of securities or maintain a
short position if, when added together, more than 25% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the box" are not subject to this limitation.

Investment Restrictions of Managers Total Return Bond
Fund
-----------------------------------------------------
The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund may not:

(1)	Issue senior securities.  For purposes of this
restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

(2)	Borrow money, except (i) in amounts not to
exceed 33 1/3% of the value of the Fund's total assets
(including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

(3)	Underwrite the securities of other issuers,
except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4)	Purchase or sell real estate, except that the
Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5)	Purchase or sell physical commodities, except
that the Fund may purchase or sell options and futures contracts thereon.

(6)	Make loans, except that the Fund may (i) lend
portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7)	Invest more than 25% of its total assets in
the securities of one or more issuers conducting their principal business activities in the same industry
(excluding the U.S. Government or its agencies or instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

(8)	Purchase from or sell portfolio securities to
its officers, trustees or other "interested persons" (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

Unless otherwise provided, for purposes of investment restriction (7) above, relating to industry concentration, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

Lower-Rated Debt Securities
---------------------------
The Total Return Fund may invest in debt securities that are rated Bb by S&P or Ba by Moody's (or a similar rating by any nationally recognized statistical rating organization) or lower. Such securities are frequently referred to as "junk bonds." Junk bonds are more likely to react to market developments affecting market and credit risk than more highly rated debt securities.

For the fiscal year ended March 31, 2003, the ratings of the debt obligations held by Total Return
Fund, expressed as a percentage of the Fund's total investments, were as follows:



	Ratings			Total Return Fund
--------------------------	-----------------
Government and AAA/Aaa			64%
AA/Aa					16%
A/A					 9%
BBB/Baa					 2%
BB/Ba					 0%
Not Rated				 9%


Portfolio Turnover
------------------
The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year.
Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

For the last two fiscal years, the portfolio turnover rates for each Fund were as follows:




	Fund			2002			2001
	----			----			----
Short Fund			418%			683%
Intermediate Fund		578%			1106%
Total Return Fund		62%*			n/a



*Not annualized.  Portfolio turnover for Total Return
Fund is for the period since its inception on December
30, 2002 through March 31, 2003.

Other Policies
--------------
There are no restrictions or limitations on investments in obligations of the United States, or of corporations chartered by Congress as federal government instrumentalities. The underlying assets of a Fund may be retained in cash, including cash equivalents which are U.S. Treasury bills, short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements.
However, it is intended that only so much of the underlying assets of a Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions. As noted in the Prospectus, a Fund may invest up to 15% of its respective total net assets in illiquid securities.

		TRUSTEES AND OFFICERS
		---------------------

Trustees and Officers of the Trust
----------------------------------
The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The
Trustees provide broad supervision over the affairs of the Trust and each Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed for cause by the remaining Trustees; and
(c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

The President, Treasurer and Secretary of the
Trust are elected annually by the Trustees and hold office until the next annual election of officers and until their respective successors are chosen and qualified.

Independent Trustees.  	The following Trustees are not
interested persons of the Trust within the meaning of the 1940 Act ("Independent Trustees"):


	      POSITION(S) HELD	     NUMBER              OTHER
NAME	      WITH TRUST AND	PRINCIPAL OCCUPATIONS  OF FUNDS IN  DIRECTORSHIPS
AND DATE      LENGTH OF TIME	DURING PAST 5 YEARS    FUND COMPLEX HELD BY TRUSTEES
OF BIRTH	  SERVED	 		       OVERSEEN BY
							TRUSTEE*
---------   ---------------- ---------------------  ------------- -----------------
Jack W.Aber   Trustee since      Professor of Finance,	   22	  Trustee of Appleton
DOB: 9/9/37	2000		 Boston University 		  Growth Fund (1
				 School of Management		  portfolio);Trustee
				 (1972-Present)			  of Third Avenue Trust
								  (4 portfolios);
								  Trustee of Third Avenue
								  Variable Trust (1
								  portfolio)
-------------   ---------------- ------------------ ------------- -------------------
William E.	Trustee since	 President and Owner,	     22	  Trustee of Third Avenue
Chapman,II	2000		 Longboat Retirement		  Trust (4 portfolios);
DOB: 9/23/41			 Planning Solutions		  Trustee of Third Avenue
				 (1998-Present);		  Variable Trust (1
								  portfolio)
				 Hewitt Associates,LLC
				 (part time)(provider
				 of Retirement and
				 Investment Education
				 Seminars); President,
				 Retirement Plans Group,
				 Kemper Funds (1990-1998)
-------------   -------------- ---------------------- ----------- --------------------
Edward J.	Trustee since	 Partner, Hepburn Willcox     22  Trustee of Third Avenue
Kaier		2000		 Hamilton & Putnam (1977-	  Trust (4 portfolios);
DOB: 9/23/45			 Present)			  Trustee of Third Avenue
								  Variable Trust (1
								  portfolio)
------------- ---------------- ---------------------- ----------- ----------------------
Madeline H.	Trustee since 	 Member,Investment	      15	None
McWhinney	2000		 Committee, New Jersey
DOB :3/11/22			 Supreme Court (1990-
  				 Present); Member,
 				 Advisory Board on
				 Professional Ethics,
				 New Jersey Supreme
				 Court (1983-1998);
				 President, Dale, Elliott
				 & Company, Inc.
				 (Management Consultant)
				 (1977-1994)
-------------   ---------------- ---------------------- ------------- ------------------
                                          17


	      POSITION(S) HELD	     NUMBER              OTHER
NAME	      WITH TRUST AND	PRINCIPAL OCCUPATIONS  OF FUNDS IN  DIRECTORSHIPS
AND DATE      LENGTH OF TIME	DURING PAST 5 YEARS    FUND COMPLEX HELD BY TRUSTEES
OF BIRTH	  SERVED	 		       OVERSEEN BY
							TRUSTEE*
---------   ---------------- ---------------------  ------------- -----------------
Steven J. 	Trustee since	 Executive Vice President,    15  Trustee of Professionally
Paggioli	2000		 Secretary and Director, 	  Managed Portfolios
DOB:4/3/50			 Investment Company		  (19 portfolios)
				 Administration, LLC
				 (1990-2001); Trustee,
				 Professionally Managed
				 Portfolios, (1991-2001);
				 Consultant, formerly
				 Executive Vice President
				 and Director, The
				 Wadsworth Group (1986-
				 2001); Vice President,
				 Secretary and Director,
				 First Fund Distributors,
				 Inc.(1991-2001)
----------  -------------- ------------------------ ------------- --------------------
Eric Rakowski	Trustee since	 Professor, University of     22  Trustee of Third Avenue
DOB:6/5/58	2000		 California at Berkeley		  Trust (4 portfolios)
				 School of Law (1990-		  Director of Third Avenue
				 Present); Visiting 		  Variable Trust (1
								  portfolio)
				 Professor, Harvard Law
				 School (1998-1999)
----------- -------------- ------------------------- ------------- --------------------
Thomas R.	Trustee since	 Professor of Finance, 	      15	None
Schneeweis	2000		 University of Massa-
DOB :5/10/47			 chusetts (1985-Present);
				 Managing Director,
				 CISDM at the University
				 of Massachusetts, (1994-
				 Present); President and
				 Chief Executive Officer,
				 Schneeweis Partners, LLC
				 (2001-Present)
----------- -------------- ------------------------- ------------- --------------------


INTERESTED TRUSTEES:   The following Trustees are "interested
persons" of the Trust within the meaning of the 1940 Act.
Mr. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.



	    POSITION(S) HELD	     			NUMBER		OTHER
NAME	    WITH TRUST AND     PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
AND DATE    LENGTH OF TIME     DURING PAST 5 YEARS    FUND COMPLEX  HELD BY TRUSTEES
OF BIRTH	 SERVED	 		      	      OVERSEEN BY
							TRUSTEE*
--------   ---------------- ---------------------  ------------- --------------------
Sean M.Healey	Trustee since	 President and Chief 	      22	None
DOB:5/9/61	2000		 Operating Officer,
				 Affiliated Managers
				 Group,Inc.(1999-Present);
			         Director,Affiliated
				 Managers Group,Inc.
				 (2001-Present);
				 Executive Vice President,
				 Affiliated Managers Group,
				 Inc.(1995-1999); Vice
				 President, Goldman, Sachs
				 & Company (1987-1995)
--------   ---------------- ---------------------  ------------- --------------------

			18


	    POSITION(S) HELD	     			NUMBER		OTHER
NAME	    WITH TRUST AND     PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
AND DATE    LENGTH OF TIME     DURING PAST 5 YEARS    FUND COMPLEX  HELD BY TRUSTEES
OF BIRTH	 SERVED	 		      	      OVERSEEN BY
							TRUSTEE*
--------   ---------------- ---------------------  ------------- --------------------
Peter M.	Trustee since    President and Chief 	       22	None
Lebovitz	2002 and	 Executive Officer,
DO :1/18/55	President since	 The Managers Funds
		2000		 LLC (1999-Present);
				 President, Managers
				 Distributors, Inc. (2000-
				 Present); Director of
				 Marketing, The Managers
				 Funds, LP (1994-1999);
				 Director of Marketing,
				 Hyperion Capital
				 Management, Inc. (1993-
				 1994); Senior Vice
				 President, Greenwich
				 Asset Mgmt.,Inc. (1989-
				 1993)
--------   ---------------- ---------------------  ------------- --------------------


*  The Fund complex consists of Managers Trust I, The Managers
   Funds, Managers AMG Funds and Managers Trust II.

OFFICERS
--------


		POSITION(S) HELD
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS
AND DATE        LENGTH OF TIME	 DURING PAST 5 YEARS
OF BIRTH	   SERVED

-------------   ---------------- --------------------------------------

Galan G.Daukas	Chief Financial	  Chief Operating Officer,The Managers
DOB:10/24/63	Officer since     Funds LLC (2002-Present); Chief Financial
		2002		  Officer Managers AMG Funds, The Managers
				  Funds and Managers Trust I;
				  Chief Operating Officer and
				  Chairman of the Management Committee,
				  Harbor Capital Management Co., Inc. (2000-
				  2002); Chief Operating Officer, Fleet
				  Investment Advisors (1992-2000)
-------------   ---------------- ---------------------------------------
Donald S. 	Treasurer and     Director, Finance and Planning, The
Rumery		Secretary since	  Managers Funds LLC,(1994-Present);
DOB:5/29/58	  2000 		  Treasurer and Chief Financial Officer,
				  Managers Distributors, Inc. (2000-Present);
				  Secretary and Treasurer, Managers Trust I
                                  and The Managers Funds; Treasurer of
                                  Managers AMG Funds.
-------------   ---------------- --------------------------------------

*  The Fund complex consists of Managers Trust I, The Managers
   Funds, Managers AMG Funds and Managers Trust II.

TRUSTEE SHARE OWNERSHIP
-----------------------

				Dollar Range of		Aggregate Dollar
				Equity Securities in 	Range of Equity
				the Fund Beneficially 	Securities in
				Owned as of 		All Registered
				December 31, 2002	Investment Companies
							Overseen by Trustee in
							Family of Investment
							Companies(1) Beneficially
							Owned as of December 31, 2002
				----------------------	-----------------------------

INDEPENDENT TRUSTEES:
---------------------
Jack W. Aber				None		$10,001 to $50,000
William E. Chapman II		    	None		   Over $100,000
Edward J. Kaier				None		   Over $100,000
Madeline H. McWhinney			None		$50,001 to $100,000
Steven J. Paggioli			None		$50,001 to $100,000
Eric Rakowski				None		$50,001 to $100,000
Thomas R. Schneeweis		  	None		$10,001 to $50,000

------------------------------
INTERESTED TRUSTEES:
--------------------
Sean M. Healey				None		$50,001 to $100,000
Peter M. Lebovitz			None		   Over $100,000



Audit Committee
---------------
The Board of Trustees has an Audit Committee consisting of the Independent Trustees. Under the terms of its charter, the Committee (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes, (b) reviews and assesses the performance of the Trust's independent public accountants, (c) makes recommendations to the full board annually as to the appointment of independent public accountants, (d) meets periodically with the independent accountants to review the annual audits and the services provided by the independent public accountants and (e) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

Trustees' Compensation
----------------------
For their services as Trustees of the Trust and other mutual funds within the Managers Funds Family of Funds for the fiscal year ended March 31, 2003, the Trustees were compensated as follows:

Compensation Table:
-------------------

				Aggregate		Total Compensation
				Compensation From 	from the Fund
Name of Trustee			the Fund (a)		Complex Paid to Trustees (b)
---------------------------	-------------------	--------------------------
Independent Trustees:
---------------------

Jack W. Aber				$4,068			$32,000
William E. Chapman, II			$4,068			$32,500
Edward J. Kaier				$4,068			$32,500
Madeline H. McWhinney			$4,068			$27,500
Steven J. Paggioli			$4,068			$26,500
Eric Rakowski				$4,068			$32,000
Thomas R. Schneeweis			$4,068			$26,500

Interested Trustees:
--------------------

Sean M. Healey				None			None
Peter M. Lebovitz			None			None




(a)	Compensation is calculated for the
	Fund's fiscal year ended March 31,
	2003.  The Fund does not provide any
	pension or retirement benefits for
	the Trustees.

(b)	Total compensation includes compensation
	paid during the 12-month period ending
	March 31, 2003 for services as a Trustee of Managers AMG Funds, The Managers Funds,
	Managers Trust I and Managers Trust II.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
---------------------------------------------------

Control Persons
---------------
As of July 15, 2003, to the knowledge of the Trust, no shareholder "controlled" any of the Funds.
An entity or person which "controls" a particular Fund could have effective voting control over that Fund.

Principal Holders
-----------------
As of July 15, 2003, the following entities owned of record more than 5% of the outstanding shares of a Fund. Each of the following entities is an omnibus processing organization holding Fund shares on behalf of its customers.

Short Fund				    Percentage
--------------------------------	    ----------
National Financial Services Corp.		43%
200 Liberty Street, New
York, NY 10008

Charles Schwab & Co. Inc.			25%
101 Montgomery Street, San
Francisco, CA 94104

Harris Regional Hospital 			8%
68 Hospital Road, Sylva NC 28779

Intermediate Fund			    Percentage
-------------------------------------	    ----------
Charles Schwab & Co. Inc.			51%
101 Montgomery Street, San
Francisco, CA 94104

National Financial Services Corp.		15%
200 Liberty Street, New
York, NY 10008

Merrill Lynch Pierce Fenner & Smith		5%
4800 Deer Lake Drive East,
Jacksonville, FL 32246

Total Return Fund
------------------------------------
PFPC Brokerage Services Inc.			74%
101 Sabin Street
Pawtucket, RI  06860

National Financial Services Corp.	  	5%
200 Liberty Street, New
York, NY 10008

The Trust did not know of any person who, as of July 15, 2003, beneficially owned 5% or more of the outstanding shares of any Fund.

Management Ownership
--------------------
As of July 15, 2003, all management personnel
(i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of any of the Funds.

		MANAGEMENT OF THE FUNDS
		-----------------------

Investment Manager
------------------
The Trustees (the "Investment Manager") provide broad supervision of the operations and affairs of the Trust and the Funds. The Managers Funds LLC serves as investment manager to the Funds pursuant to an investment management agreement (the "Investment
Management Agreement"). Managers Distributors, Inc.
(the "Distributor"), a wholly-owned subsidiary of The
Managers Funds LLC, serves as the distributor of the Funds. The Managers Funds LLC is a subsidiary of
Affiliated Managers Group, Inc. ("AMG") which serves as the managing member of The Managers Funds LLC. AMG is located at 600 Hale Street, Prides Crossing,
Massachusetts 01965.

Sub-Advisors
------------
The assets of the Funds are managed by the Sub-
Advisors. The Investment Manager serves as administrator of each Fund and carries out the daily administration of the Trust and each Fund. The
Investment Manager has entered into an advisory areement with each Sub-Advisor known as a "Sub-Advisory
Agreement."

A Sub-Advisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the SEC. Neither SBA nor Merganser has any affiliated broker dealers and does not expect to receive any brokerage commissions, or mark-ups, in connection with any transaction.

Short Fund and Intermediate Funds.  The
Sub-Advisor for Short Fund and Intermediate Fund is
Smith Breeden Associates, Inc. ("SBA"). SBA is a money management and consulting firm involved in (1) money management for separate accounts such as pensions and endowments, (2) financial institution consulting and investment advice, and (3) equity investments. The firm specializes in high credit quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments. As of June 30, 2003, SBA advised, or managed on a discretionary basis, assets totaling over $27.8 billion. SBA has managed the assets in the Funds since their inception in 1992 as either investment manager or sub-advisor.

SBA has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies and restrictions.
Generally, the services which a Sub-Advisor provides to a Fund are limited to asset management and related recordkeeping services.

Total Return Fund.  The Sub-Advisor for the Total
Return Fund is Merganser Capital Management LP
("Merganser"). Merganser is a money management firm involved in (1) money management for separate accounts such as corporate accounts and endowments, (2) portfolio management for other investment companies, and (3) fixed-income investments. Merganser specializes in fixed-income investments, interest rate risk management, and emphasis on relative value and sector/security selection. As of June 30, 2003, Merganser advised, or managed on a discretionary basis, assets totaling over $4.9 billion. Merganser has managed the assets of the Fund since its inception in 2002.

Merganser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies and restrictions.
Generally, the services which Merganser provides to the Fund are limited to asset management and related recordkeeping services.

Management and Sub-Advisory Agreements
--------------------------------------
The Management Agreement provides that, subject to the general supervision of the Trustees, the Investment Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Funds. During the term of the Management Agreement, the Investment Manager will pay all expenses incurred by it in connection with its activities under the Management Agreement, including fees payable to Sub-Advisors, salaries and expenses of the Trustees and Officers of the Funds who are employees of the Investment Manager or its affiliates, and office rent of the Funds; but each Fund will be responsible for all other expenses of its operation, including among others brokerage commissions, interest, legal fees and expenses of attorneys, and fees of auditors, transfer agents, dividend disbursement agents, custodians, and shareholder servicing agents.
The Investment Manager will provide such services in accordance with the Funds' investment objectives, investment policies, and investment restrictions. The provision of investment advisory services by the Investment Manager to the Funds will not be exclusive under the terms of the Management Agreements, and the Investment Manager will be free to, and will, render investment advisory services to others.

The Management Agreement provides that it will, unless sooner terminated as described below, continue in effect for a period of two years from its effective date and will continue from year to year thereafter with respect to each Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of Trustees of the Trust or (ii) by the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the 1940
Act), and provided that in either event they are also approved by the vote of a majority of the Independent
Trustees of the Trust. The Management Agreement provides that it may be amended only in accordance with the 1940 Act and that it terminates automatically in the event of its assignment (as defined in the 1940
Act).

The Management Agreement may be terminated at any time, without the payment of any penalty, (i) by the relevant Trust by vote of a majority of its Board of Trustees, (ii) by vote of a majority of the outstanding voting securities of the relevant Trust, or (iii) with respect to any Fund, by vote of a majority of the outstanding securities of such Fund, upon 60 days written notice to the Investment Manager. The
Management Agreements may be terminated by the Investment Manager upon 60 days written notice to the Trust.

The Management Agreement provides that, except as may otherwise be required by the 1940 Act or the rules thereunder, the Investment Manager shall not be subject to any liability for any act or omission connected with services rendered under the Management Agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, except by reason of the Investment Manager's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Investment Manager's reckless disregard of its obligations and duties under the Management Agreement.

Each Sub-Advisory Agreements provides that, subject to the general supervision of the Board of the Trust and the Investment Manager, the respective Sub-
Advisor shall manage the composition of its respective
Fund, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund. Under the Sub-Advisory
Agreements, SBA and Merganser are required to provide such services in accordance with each Fund's investment objectives, investment policies, and investment restrictions as stated in the relevant registration statement filed with the SEC, as supplemented and amended from time to time. The provision of investment advisory services by a Sub-Advisor to its Fund will not be exclusive under the terms of Sub-Advisory
Agreements, and SBA and Merganser will be free to, and expect to render investment advisory services to others.

Each Sub-Advisory Agreement requires the Sub-
Advisor to provide fair and equitable treatment to its respective Fund in the selection of portfolio investments and the allocation of investment opportunities. However, the Sub-Advisory Agreements do not obligate a Sub-Advisor to acquire for the Fund a position in any investment which any of the Sub-Advisor's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Sub-Advisors make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and other clients of the Sub-Advisors are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a methodology considered equitable by the Sub-Advisors. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by a Fund.
However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

Each Sub-Advisory Agreement provides that it will, unless sooner terminated as described below, continue in effect for a period of two years from its effective date and will continue thereafter with respect to the respective Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of the relevant Trust or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940
Act). The Sub-Advisory Agreements provide that they may be amended only in accordance with the 1940 Act and that they terminate automatically in the event of their assignment (as defined in the 1940 Act).

Each Sub-Advisory Agreement may be terminated:
(i) by the Investment Manager at any time, without payment of a penalty, upon notice to the applicable
Sub-Advisor and the Trust, (ii) at any time, without payment of a penalty, by the Trust or a majority of the outstanding voting securities of the Fund, or (iii) by the applicable Sub-Advisor at any time, without payment of a penalty, upon 30 days notice to the Investment
Manager and the Trust.

Each Sub-Advisory Agreement provides that the respective Sub-Advisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the relevant Fund in connection with the Sub-Advisory Agreement, except by reason of the Sub-Advisor's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Sub-Advisors' reckless disregard of its obligations and duties under the Sub-Advisory
Agreement.

Compensation of the Investment Manager and Sub-Advisors
-------------------------------------------------------
As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the value of the net assets of the Fund and may be paid monthly.

As compensation for the investment management services rendered and related expenses under the respective Sub-Advisory Agreements, the Investment
Manager has agreed to pay each Sub-Advisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Sub-Advisor manages. The fee paid to each Sub-Advisor is paid out of the fee the Investment Manager receives from each Fund and does not increase a Fund's expenses.

The fee rate may change if assets of the Short
Fund or Intermediate Fund fall below certain levels. In addition, SBA agrees that if the Investment Manager has waived all or a portion of a Fund's advisory fee, or if the Investment Manager has agreed to pay or reimburse the expenses of a Fund above a certain level, SBA will, upon request by the Investment Manager, waive a pro-rata share of the sub-advisory fee payable to SBA or reimburse the Fund for a pro-rata share of such expenses, so that the amount of expenses waived or borne by SBA will bear the same ratio to the total amount of the sub-advisory fees with respect to such Fund as the amount waived or borne by the Investment
Manager.

Pursuant to an agreement between the Investment
Manager and SBA dated May 22, 2000, the Investment
Manager may also pay SBA up to $6,156,000 at certain points through July 31, 2005 if assets grow to certain target levels.

The following table illustrates the annual management fee rates currently paid by each Fund to the Investment Manager, together with the portion of the management fee that is retained by the Investment
Manager as compensation for its services, each expressed as a percentage of the Fund's average net assets. The remainder of the management fee is paid to the Sub-Advisers.


			TOTAL MANAGEMENT	MANAGER'S PORTION OF
				FEE		THE TOTAL MANAGEMENT
NAME OF FUND							FEE
------------		----------------	--------------------
Short Fund			0.70%			0.60%
Intermediate Fund		0.70%			0.60%
Total Return Fund		0.50%			0.25%


Fee Waivers and Expense Limitations. From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount. The
Investment Manager may waive all or a portion of its fee and/or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Sub-Advisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The
Investment Manager may also waive all or a portion of its fees from a Fund and/or reimburse Fund expenses for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers and expense reimbursements in effect at the date of this Statement of Additional Information on Fund expenses is reflected under the heading "Fees and Expenses" located in the front of the Funds' Prospectus. Voluntary fee waivers/expense limitations by the Investment Manager or by any Sub-Advisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Sub-Advisor concerned.
Contractual fee waivers/expense limitations can only be terminated at the end of a term.

Advisory Fees Paid by the Funds. Fees paid by the Funds for advisory services for the past three fiscal years are as follows. These advisory fees paid prior to August 1, 2000 were paid directly to Smith
Breeden, which served as the Short Fund's and the Intermediate Fund's investment manager until July 31,
2000. Beginning August 1, 2000, The Managers Funds LLC received such fees as the Investment Manager.


		   Advisory Fee
		   Paid by the Total 	Advisory Fee Paid	Advisory Fee Paid by
Fiscal Year Ended  Return Fund	 	by the Short Fund	the Intermediate Fund
-----------------  -----------------    -----------------       ------------------------
March 31, 2003		$15,823*	    $ 660,621			$ 419,008
March 31, 2002		  N/A		    $ 177,151			$ 174,401
March 31, 2001		  N/A		    $ 212,444			$ 191,884


* Total Return Fund commenced operations on December 30, 2002.


The following chart details the reimbursements to the Funds for each of the last three fiscal years, under voluntary expense limitation provisions.

			  Total
Fiscal Year Ended	Return Fund	Short Fund	Intermediate Fund
-----------------	-----------	----------	-----------------
March 31, 2003		$30,462*	$132,379	    $69,306
March 31, 2002		  N/A		$ 81,501	    $44,457
March 31, 2001		  N/A		$108,013	    $49,366


* Total Return Fund commenced operations on December 30, 2002.

Approval of Investment Management and Sub-Advisory
Agreements
--------------------------------------------------

The Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust
(the "Independent Trustees"), have approved the Investment Management Agreements with the Investment
Manager and the Sub-Advisory Agreements between the Investment Manager and each Sub-Advisor. The
Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Sub-Advisory
Agreements for the Funds, the Trustees reviewed a variety of materials relating to each Funds, the Investment Manager and the Sub-Advisor, including comparative performance, fee and expense information for the Fund and other similar mutual funds and performance information for the relevant benchmark indices.
Investment Manager. The Trustees reviewed information provided by the Investment Manager relating to its operations and personnel. Among other things, the Investment Manager provided a balance sheet and income statement, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The
Trustees also took into account similar information provided periodically throughout the previous year by the Investment Manager. In the course of their deliberations regarding the Investment Management
Agreement, the Trustees evaluated, among other things:
(a) the Investment Manager's administrative capabilities including its ability to supervise the Fund's other service providers; (b) the Investment Manager's compliance programs including those related to personal investing and (c) the Investment Manager's performance of substantially similar duties for other series of the Trust. The Trustees also took into account the financial condition of the Investment Manager and its undertaking to maintain expense limitations for the Funds.

SBA. The Trustees reviewed information provided by SBA relating to its operations, personnel, investment philosophy, strategies and techniques.
Among other things, SBA provided (i) a balance sheet and income statement, (ii) biographical information on portfolio management and other professional staff,
(iii) performance information for SBA, the Fund's competitors and relevant benchmarks and (iv) descriptions of SBA investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by SBA, (b) the qualification and experience of SBA personnel; (c) SBA compliance programs including those related to personal investing; and (d) SBA performance in employing its investment strategy.

Merganser. With respect to the Merganser, the Trustees considered, among other things: (i) the services to be rendered by the Merganser; (ii) the qualification and experience of the Merganser's personnel; (iii) the Merganser's compliance programs including those related to personal investing; (iv) the fit between the particular investment strategy that the Merganser would use in managing the Fund (the "Investment Strategy") and the Fund's investment objective and policies; (v) the consistency of Merganser's adherence to the Investment
Strategy in managing accounts of its other advisory clients; (vi) the performance of the Merganser relative to other managers that employ similar investment strategies; and (vii) the Investment Manager's Sub-
Advisor search process and the Investment Manager's recommendation regarding the Merganser.

Conclusions Regarding the Investment Manager, SBA and Merganser. The Trustees reached the following conclusions regarding the Investment Management
Agreement and each Sub-Advisory Agreement, among others:
(A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management
Agreement; (B) the Sub-Advisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (C) the Investment Manager and Sub-Advisor maintain appropriate compliance programs;
and (D) the Fund's projected advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Investment Manager and the Sub-Advisor.

The Trustees reached the following additional conclusions regarding the Sub-Advisory Agreement between the Investment Manager and Merganser, with respect to Total Return Fund, among others: (A) the Investment
Manager conducted a thorough, careful review of potential Fund Sub-Advisors; (B) the Investment Strategy is well suited to the Fund's investment objective and policies; (C) the Sub-Advisor is likely to execute the Investment Strategy in a consistent, disciplined manner over time; and (D) the performance of the Sub-Advisor's accounts managed using the Investment Strategy compare favorably to that of other adviser's accounts managed in a similar fashion and to relevant indices, including the Fund's proposed benchmark.

Based on their conclusions, the Trustees determined that approval of the Investment Management and Sub-Advisory Agreements would be in the interests of the Fund and its shareholders.

Proxy Voting Policy
-------------------

The Funds do not intend to invest in voting securities except that each Fund may hold shares of an unaffiliated money market fund (the "Cash Sweep Fund") used to earn a return on any uninvested cash balance remaining at the end of the Fund's business day. If a Fund receives a proxy for a Cash Sweep Fund, the Investment Manager intends to vote the proxy as recommended by the Cash Sweep Fund's trustees who are not interested persons of the Cash Sweep Fund within the meaning of the 1940 Act.

Code of Ethics
--------------

The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The
Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, the Distributor and each Sub-Advisor, which codes are applicable to "access persons" of the Trust that are also employees of the Investment Manager, the Distributor and the Sub-
Advisors, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, the Distributor and the Sub-Advisors may invest in securities, including securities that may be purchased or held by the Fund.

Administrative Services and Distribution Agreements
---------------------------------------------------

Under an Administration and Shareholder Servicing
Agreement between the Trust and the Investment Manager, the Investment Manager also serves as administrator
(the "Administrator") of the Trust. Under the terms of this agreement, the Administrator will provide various administrative services to the Trust, including shareholder servicing and other Fund support. This agreement was effective as of August 1, 2000. Prior to that time, the Trust did not have a comparable agreement in place.

Under a Distribution Agreement between the Trust and Managers Distributors, Inc. (the "Distributor"), the Distributor serves as distributor in connection with the offering of Fund shares on a no-load basis.
The Distributor bears certain expenses associated with the distribution and sale of shares of the Fund. The
Distributor acts as agent in arranging for the sale of a Fund's shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Management Agreements. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

Custodian
---------
The Bank of New York (the "Custodian"), 100
Church Street, New York, New York, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

Transfer Agent
--------------
Boston Financial Data Services, Inc., a
subsidiary of State Street Bank and Trust Company, P.O.
Box 8517, Boston, Massachusetts 02266-8517, is the transfer agent (the "Transfer Agent") for the Funds.
PFPC Brokerage Services, P.O. Box 9847, Pawtucket,
Rhode Island 02940-8047, may serve as sub-transfer agent for the Funds in certain circumstances.

Independent Public Accountants
------------------------------
PricewaterhouseCoopers LLP, 160 Federal Street,
Boston, Massachusetts 02110 is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

	BROKERAGE ALLOCATION AND OTHER PRACTICES
	----------------------------------------

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. In addition, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Sub-Advisory Agreements provide that each Sub-Advisor places all orders for the purchase and sale of securities which are held in each Fund's portfolio.
In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Sub-Advisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each
Sub-Advisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Sub-Advisor is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Sub-Advisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A
Sub-Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Sub-Advisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Advisor. The fees of each Sub-Advisor are not reduced by reason of their receipt, if any, of such brokerage and research services. Generally, a Sub-Adviser does not provide any services to the Fund except portfolio investment management and related recordkeeping services. The Investment Manager may direct a Sub-Advisor to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Sub-Advisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Advisor.


Brokerage Commissions
---------------------
The following table details the approximate brokerage commissions paid by the Funds for the last three fiscal years:

Fiscal Year Ended	Total Return Fund  Short Fund   Intermediate Fund
-----------------	-----------------  ----------	-----------------
March 31, 2003		$0		     $13,730	     $6,535
March 31, 2002		N/A		     $ 8,871	     $3,424
March 31, 2001		N/A		     $14,914	     $4,245


Brokerage Recapture Arrangements
--------------------------------
The Trust may entered into arrangements with various brokers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay its expenses. Consistent with its policy and principal objective of seeking best price and execution, the Sub-Advisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Fund.


	PURCHASE, REDEMPTION AND PRICING OF SHARES
	------------------------------------------

Purchasing Shares
--------------------
Investors may open accounts with the Funds through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Prospectus.
Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The
Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service.
Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment.
The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Trust's Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before the close of business of the New York Stock Exchange
(usually 4:00 p.m. New York Time), c/o Boston Financial
Data Services, Inc. at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Investment Manager, will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the current
Prospectus will be promptly forwarded to the Transfer
Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust.
Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S.
dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares.
Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

Redeeming Shares
----------------
Any redemption orders received in proper form by the Trust before the close of regular trading on the New York Stock Exchange (the "NYSE") (usually 4:00 p.m.
New York Time) on any Business Day will receive the net asset value determined at the close of regular trading on that Business Day.

Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The
Trust reserves the right to redeem shareholder accounts
(after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Trust will exercise their right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash. Payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made wit the Investment Manager. The
Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or
(iii) for such other periods as the SEC may permit.

Exchange of Shares
------------------
An investor may exchange shares from the Funds into shares of any series of Managers Trust I, Managers
AMG Funds, The Managers Funds, or Managers Trust II.
Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund's minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The Managers Funds,
Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available.
Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value
---------------
Each Fund computes its net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. Trading in certain securities is substantially completed each day at various times prior to the close of regular trading on the NYSE. The net asset value will not be computed on the day the following legal holidays are observed:
New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. The Trust may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law.
The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value per share of a Fund is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are primarily traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE.

Over the counter securities are valued at the Nasdaq
Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.


Dividends and Distributions
---------------------------
Each Fund declares and pays dividends and distributions as described in the current Prospectus.
If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.


Capital Structure
-----------------
Managers Trust II is a Massachusetts business trust. Managers Trust II was organized under an Agreement and Declaration of Trust dated October 3,
1991 (under the name Smith Breeden Series Fund). A copy of the Agreement, which is governed by Massachusetts law, is on file with the Secretary of the Commonwealth of Massachusetts.

The Trustees have the authority to issue shares in an unlimited number of series of the Trust. Each
Fund's shares may be further divided into classes. The assets and liabilities of each Fund will be separate and distinct. All shares when issued are fully paid, non-assessable and redeemable, and have equal voting, dividend and liquidation rights.

Shareholders of the Funds of the Trust will vote together in electing the Trust's Trustees and in certain other matters. Shareholders should be aware that the outcome of the election of trustees and of certain other matters for their trust could be controlled by the shareholders of another fund. The shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the Trustees if they choose to do so.

The Trust is not required to hold annual meetings of its shareholders. However, shareholders of the Trust have the right to call a meeting to take certain actions as provided in the Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider such actions, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. This is not the case for a Massachusetts business corporation. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both (i) any liability was greater than each Fund's insurance coverage and (ii) each Fund itself was unable to meet its obligations.

		CERTAIN TAX MATTERS
		-------------------

The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER
OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX
CONSEQUENCES OF AN INVESTMENT IN A FUND, INCLUDING THE
EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND
OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN
FEDERAL OR OTHER TAX LAWS.  THIS DISCUSSION IS NOT
INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of Funds-in General
-------------------------------------------
Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income
(including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) invest the Fund's assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund's total assets be represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer
(except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund's total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally would constitute qualified dividend income eligible for a maximum rate of 15% to individuals and generally would also be eligible for the 70% dividends-received deduction for corporation shareholders. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of a Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute an amount equal to at least
98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year.
For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Funds' Investments
----------------------------------
Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price.
Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code.
Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by the Funds at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Funds purchase the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984 and to obligations issued on or before July 18, 1984 that were purchased after April 30, 1993, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Funds make the election to include market discount currently. Because a Fund must include original issue discount in income, it will be more difficult for a Fund to make the distributions required for a Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions.  Certain of a
Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in a Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in a Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of a Fund as a regulated investment company.

Hedging Transactions. Each of the Funds intends to engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for "mixed straddles"
(described below), each such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months).
When a Fund holds an option or contract governed by
section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a "mixed straddle" that is subject to the straddles rules of section 1092 of the Code. The application of section 1092 might result in deferral of losses, adjustments in the holding periods of a Fund's securities and conversion of short-term capital losses into long-term capital losses. A Fund may make certain tax elections for its "mixed straddles" that could alter certain effects of section
1256 or section 1092.

Tax Implications of Certain Investments. Certain of a Fund's investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The character of a Fund's taxable income will, in most cases, be determined on the basis of reports made to the Funds by the issuers of the securities in which they invest. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of a Fund. The foregoing discussion is a general summary of certain of the current federal income tax laws regarding both Funds and investors in the shares.

Federal Income Taxation of Shareholders
---------------------------------------
To the extent of the Fund's accumulated earnings and profits, ordinary income distributions, and distributions of net realized short-term capital gains by the Fund to shareholders who are liable for federal income taxes will generally be taxed as ordinary income to such shareholders. However, under the Jobs and Growth Tax Relief

Reconciliation Act of 2003 (effective for tax years
2003 through 2008) (the "Jobs and Growth Act"), dividends paid by the Fund to shareholders who are individuals may constitute qualified dividend income eligible for a maximum rate of 15%. Under the Jobs and Growth Act, however, if the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund's gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals if designated by the Fund as qualified dividend income. The Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year in which such distribution are made.
Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United
States). Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares.
Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquires other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

Dividends paid by each Fund may be eligible for the 70% dividends-received deduction for corporations.
The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. In general, dividends paid by each Fund will not qualify for the dividends-received deduction. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares.
Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income, qualified dividend income, or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income, qualified dividend income, or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution.

Foreign Shareholders
--------------------

Dividends of net investment income and
distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 28% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S.
individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United
States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 28% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of that Fund's shares unless IRS Form W8-
BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

Tax-Exempt Investors
--------------------

If a shareholder that is a benefit plan investor
(e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization
(a "Tax-Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax-Exempt Investor's income from its investment in a Fund for the year would equal the total income from its investment in the Fund recognized by the Tax-Exempt
Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A
Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

State and Local Taxes
---------------------
Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Funds.

Other Taxation
--------------
Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Funds is liable for any income or franchise tax in The
Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

		PERFORMANCE DATA
		----------------

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each of the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in the Fund's current Prospectus.

Yield
-----
The Funds may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

	Yield = 2[((a-b)/(cd) + 1)6 - 1]


In the above formula

  a = 	dividends and interest earned during the period
  b = 	expenses accrued for the period (net of
	reimbursements)
  c = 	average daily number of shares outstanding during
	the period that were entitled to receive dividends
  d = 	maximum offering price per share on the last day of
	the period

The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A Fund's yield figures are based on historical earnings and are not intended to indicate future performance.

The 30-day yields for the period ended March 31, 2003 were as follows:


Fund			30-Day Yield at 3/31/03
----------		-----------------------
Short Fund			2.65%

			36

Intermediate Fund		3.71%
Total Return Fund		2.44%


Average Annual Total Return
---------------------------
The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

		P (1 + T) n = ERV

In the above formula, P = a hypothetical initial payment of $1,000

	T = 	average annual total return
	n = 	number of years
	ERV = 	ending redeemable value of the hypothetical
		$1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

The average annual total returns for the periods ended December 31, 2002 were as follows:


Fund			1 Year	5 Years	10 Years
---------------		------	-------	--------
Short Fund		4.14%	5.09%	5.26%
Intermediate Fund	8.64%	6.78%	7.29%
Total Return Fund (a)	N/A	N/A	N/A


(a) Because the Total Return Fund commenced operations on December 30, 2002, no average annual total returns are shown.


After Tax and Cumulative Returns
--------------------------------
Average Annual Total Return (after taxes on distributions). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

			P(1+T)n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000

T	=	average annual total return
		(after taxes on distributions)
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000
		payment made at the beginning of the
		1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.
Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, qualified dividend income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period.
The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The average annual total returns (after taxes on distributions) for the periods ended December 31, 2002 were as follows:

Fund			1 Year	5 Years	10 Years
---------------		------	-------	--------
Short Fund		2.48%	2.93%	3.03%
Intermediate Fund	7.12%	4.56%	4.42%
Total Return Fund (a) 	N/A	N/A	N/A

(a) Because the Total Return Fund commenced operations on December 30, 2002, no average annual total returns
(after taxes on distributions) are shown.

Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

			P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of $1,000

T	=	average annual total return (after taxes on
		distributions and redemption)
n	=	number of years
ATVDR 	=	ending value of a hypothetical $1,000
		payment made at the beginning of the 1-,
		5-, or 10-year 	periods at the end of the
		1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, qualified dividend income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, long-term capital gain rate for qualified dividend income, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes);
the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds.
The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return
(after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

The following table shows the average annual total returns (after taxes on distributions and redemptions) for the periods ended December 31, 2002.

Fund			1 Year	5 Years	10 Years
---------------		------	-------	--------
Short Fund		2.52%	2.99%	3.08%
Intermediate Fund	5.27%	4.31%	4.35%
Total Return Fund (a)	N/A	N/A	N/A

(a) Because the Total Return Fund commenced operations on December 30, 2002, no average annual total returns
(ater taxes on distributions and redemptions) are shown.

Cumulative Total Return. Each Fund may also advertise cumulative total return (the actual change in value of an investment in a Fund assuming reinvestment of dividends and capital gains).

	The following table shows the cumulative total returns for the periods ended March 31, 2003.

Fund			1 Year	5 Years	10 Years
---------------		------	-------	--------
Short Fund		3.76%	27.24%	67.06%
Intermediate Fund	8.48%	37.93%	95.89%
Total Return Fund (a)	1.70%	   N/A    N/A

(a)  Total Return Fund commenced operations on December
30, 2002.

Performance Comparisons
-----------------------
Each of the Funds may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper"), Morningstar, Inc.,
("Morningstar") and IBC Money Fund Report ("IBC").
Lipper prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Funds' performance may also be compared to the performance of various unmanaged indices such as the Standard & Poor's 500 Composite Stock Price Index, the
Merrill Lynch 6-Month Treasury Bill Index and the
Salomon Smith Barney Mortgage Index.


Volatility
----------

Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare fund net asset value or performance relative to a market index. One measure of volatility is beta. The ratio of the expected excess return on a Fund to the expected excess return on the market index is called beta. Equity funds commonly use the S&P 500 as their market index. A beta of more than
1.00 indicates volatility greater than the market, and a beta of less that 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

A statistic often used by sophisticated
institutional investors when comparing the relative performance of portfolios is the Sharpe Ratio. This statistic is a Fund's excess return (relative to T-Bills) divided by the standard deviation of its returns.

Comparisons and Advertisements
------------------------------
To help investors better evaluate how an investment in a Fund might satisfy their objective, advertisements regarding either of the Funds may discuss various measures of a Fund's performance as reported by various financial publications.
Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

a)	Lipper-Mutual Fund Performance
Analysis, Lipper-Fixed Income Analysis,
and Lipper-Mutual Fund Indices -
measures total return and average
current yield for the mutual fund
industry and rank individual mutual
fund performance over specified time
periods assuming reinvestment of all
distributions, exclusive of sales
charges.

b)	CDA Mutual Fund Report, published by
CDA Investment Technologies, Inc. -
analyzes price, current yield, risk,
total return, and average rate of
return (average annual compounded
growth rate) over specified time
periods for the mutual fund industry.

c)	Mutual Fund Source book, published by
Morningstar, Inc. - analyzes price,
yield, risk, and total return for
equity and fixed income funds.

d)	Financial publications: Barron's,
Business Week, Changing Times, Financial
World, Forbes,
Fortune, and Money magazines
- rate fund performance over
specified time periods.

e)	Consumer Price Index (or Cost Of Living
Index), published by the U.S. Bureau of
Labor Statistics - a statistical
measure of change, over time, in the
price of goods and services, in major
expenditure groups.

f)	Stocks, Bonds, Bills, and Inflation,
published by Ibbotson Associates - a
historical measure of yield, price, and
total return for common and small
company stock, long-term government
bonds, treasury bills, and inflation.

g)	Saving's and Loan Historical Interest
Rates - as published in the U.S.
Savings & Loan League Fact Book.

h)	Salomon Brothers Broad Bond Index -
measures yield, price, and total return
for Treasury, Agency, Corporate, and
Mortgage bonds. All issues mature in
one year or more and have at least $50
million outstanding, with the exception
of mortgages. The entry criteria for
mortgage issues is $200 million for
each coupon.

i)	Salomon Brothers Mortgage Index -
measures only the mortgage component of the Salomon
Brothers Broad Bond Index.

j)	Salomon Brothers Composite High Yield
Index or its component indices -
measures yield, price and total return
for Long-Term High Yield Index,
Intermediate Term High Yield Index, and
Long-Term Utility High Yield Index.

k)	Lehman Brothers Aggregate Bond Index or
its component indices - measures yield,
price and total return for Treasury,
Agency, Corporate, Mortgage, and Yankee
bonds.

1)	Lehman Brothers Government/Corporate
Bond Index.

m)	Standard & Poor's Bond Indices -
measure yield and price of Corporate,
Municipal, and Government bonds.

n)	Other taxable investments including
certificates of deposit (CD's), money
market deposit accounts (MMDA's),
checking accounts, savings accounts,
money market mutual funds, repurchase
agreements, and government securities.

o)	Historical data supplied by the
research departments of Lehman
Brothers, First Boston Corporation,
Morgan Stanley, Salomon Brothers,
Merrill Lynch, Goldman Sachs,
Prudential Securities and Donaldson
Lufkin and Jenrette.

p)	IBC's Money Fund Report - industry
averages for 7-day annualized and
compounded yields of taxable, tax-free
and government money funds.

q)	Total returns and yields for Treasury
Securities and fixed income indices as
published by Ryan Laboratories or other
suppliers.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical, and in some cases is very different, to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to such other averages.

Shareholders should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's current yield or total return for any period should not be considered as a representation of what an investment may earn or what a shareholder's yield or total return may be in any future period.

Shareholders should also note that although the Funds believe that there are substantial benefits to be realized by investing in its shares, such investments also involve certain risks.

Additional Information
----------------------
This Statement of Additional Information and the
Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust's Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

Statements contained in the Statement of Additional Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust's Registration
Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor.
The Prospectus and this Statement of Additional
Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.


Additional Information for Institutional Investors
--------------------------------------------------

As the investments permitted to the Funds are include mortgage securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, the shares of either the Short Fund or the Intermediate
Fund may be eligible for investment by federally chartered credit unions, federally chartered thrifts, and national banks. Either of the Funds may be a permissible investment for certain state chartered institutions as well, including state and local government authorities and agencies. Any financial institution or agency considering an investment in either of the Funds should refer to the applicable laws and regulations governing its operations in order to determine if a Fund is a permissible investment.


FINANCIAL STATEMENTS
--------------------
The audited Financial Statements and the Notes to Financial Statements for the Funds, and the Report of Independent Accountants of PricewaterhouseCoopers LLP, are incorporated by reference to this Statement of Additional Information from the respective annual report filings made with the Securities and Exchange
Commission on June 6, 2003. The accession number of such filing was 0000879947-03-000005. The Financial
Statements and reports are available without charge by calling (800) 835-3879, on our Internet website at http://www.managersfunds.com or on the SEC's Internet website at http://www.sec.gov.

	DESCRIPTION OF BOND RATINGS ASSIGNED BY
		STANDARD & POOR'S AND
	    MOODY'S INVESTORS SERVICE, INC.


		STANDARD & POOR'S

			AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

			AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

			A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

			BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B' 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

			BB

An obligation rated 'BB' is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

			B

An obligation rated 'BB' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

			CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

			CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

			C

A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment.
The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

			D

An obligation rated 'D' is in payment default.
The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless
Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

			r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

			N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to
"CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

		MOODY'S INVESTORS SERVICE, INC.



			Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

			Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

			A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

			Baa

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

			Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

			B

Bonds which are rated B generally lack
characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

			Caa

Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

			Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

			C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.